CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                           OF THE SARBANES-OXLEY ACT


I, George Baumann, President of CIM High Yield Securities (the "Registrant"), certify that:

     1. This report on Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 8, 2005                     /s/ George Baumann
     ----------------------       ----------------------------------------------
                                  George Baumann, President
                                  (principal executive officer)


I, Cindy Cameron, Treasurer of CIM High Yield Securities (the "Registrant"), certify that:

     1. This report on Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 8, 2005                     /s/ Cindy Cameron
     ----------------------       ----------------------------------------------
                                  Cindy Cameron, Treasurer
                                  (principal financial officer)